FRIEDMANS
LAW FIRM

William Friedman
B.A., B.C.L., LL.B
Bryan C. Friedman
BFA., J.D
Stephen C. Nadler
B.A., J.D
Michael W. Ruso
B.A. (Hons), J.D
Seta Boyadjian
B.A (Hons), J.D
Adam E. Deverett
B.A. (Hons), J.D

Judy Hamilton
B.A., B.Ed., LLB
Barry M. Polisuk
B.A., L.L.B., L.L.L
Mark A. Russell
B.A., J.D
Shida Azari
B.A., LL.B
Amaki Otuteye
B.B.A., J.D
Patrick R.J. Fontaine
J.D

J. Todd Holmes
B.A., LL.B
Patrick Bakos
B.A., J.D
Shirley Bai
B.Sc. (Hons), M.B.A., J.D
Matthew Dankevy
B.B.A. (Hons), LL.B, CFA
Selina Piekarski
B.A., J.D., J.D

SENT BY EMAIL TO: mfrost@garfinkle.com; mdemone@garfinkle.com

January 25, 2021

Garfinkle, Biderman LLP
Barristers & Solicitors
801-1 Adelaide Street East
Toronto, Ontario
M5C 2V9

Attention: Ms. Michelle Frost and Mr. Marvin Demone

Dear Sirs and Madams:

Re: PKS Investments Limited, 732922 Ontario Limited, All Begun Inc., Skyline Estates Properties Inc., and Amar Banerjee Investments Inc. o/a Markham Executive Centre Building No. 1 (collectively the "**Seller**") sale of 260 Town Centre Boulevard, Markham, Ontario (the "**Property**") to 123 Natural Food Ontario Ltd. (the "**Buyer**") pursuant to an agreement of purchase and sale dated November 25, 2020, as amended by letter agreements dated December 23, 2020 and January 13, 2021 (the "**Sale Agreement**")

We act for the Buyer in connection with this transaction and confirm that you act for the Seller. The Buyer hereby waives the Buyer's Condition set out on Section 7 of the Sale Agreement upon and subject to the following terms and conditions:

1. The Closing Date shall be extended from March 1, 2021 to April 15, 2021.

2. The Purchase Price for the Property shall be reduced by $230,580 to $9,900,420.

3. The Seller shall use reasonable commercial efforts to obtain and deliver to the Buyer, on or before the Closing Date, a tenant acknowledgement ("**TA**") in respect of each existing Lease of the Property from each of the Tenants, in a form to be agreed upon between the Seller's solicitors and the Buyer's solicitors. In the event the Seller is not successful in obtaining a TA from any of the Tenants, the Seller shall deliver a certificate of the Seller (the "**Lease Certificate**") in lieu of such Tenant's TA, attesting to the same matters contained in the Tenant's TA. The Lease Certificate shall for all intents and purposes be a

representation and warranty as to the matters set forth therein which shall survive Closing for a period of six months.

4. This letter agreement (the "**Letter Agreement**") is supplemental to and shall be read with and be deemed to be part of the Sale Agreement, and the Sale Agreement shall be deemed to be amended as herein provided, and all changes made apply, *mutatis mutandis*, to the Sale Agreement.

5. All the terms and conditions of the Sale Agreement, except only insofar as the same are amended by the express provisions of this Letter Agreement, are confirmed and ratified in all respects and shall hereafter continue in full force and effect as amended, and time shall continue to be of the essence.

6. The Sale Agreement shall henceforth be read in conjunction with this Letter Agreement, and the Sale Agreement and this Letter Agreement shall have effect, so far as is practical, as if all the provisions of the Sale Agreement and this Letter Agreement were contained in one instrument.

7. The Sale Agreement and all the terms, conditions, provisos, rights and obligations therein, except only insofar as the same are amended hereby, shall survive and shall not merge or be extinguished by the execution and delivery of this Letter Agreement, and shall remain in full force and effect thereafter.

8. This Letter Agreement may be signed in counterparts and the signatures delivered by telecopy, each of which shall be deemed to be an original, with the same effect as if the signatures thereto were upon the same instrument and delivered in person.

9. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Sale Agreement.

Please confirm the Seller's agreement to the foregoing by signing below and returning the same to us prior to 6:00 pm on January 25, 2021, failing which the offered terms of this Letter Agreement shall be null and void.

Your truly,

FRIEDMANS LAW FIRM
on behalf of the Buyer

Per: [signature]

J. Todd Holmes
JTH:qn

The foregoing terms are hereby agreed to this 25th day of January, 2021 on behalf of the Seller.

GARFINKLE, BIDERMAN LLP

Per: ______________________
Marvin Demone